Offerings - Offering: 1	Oct. 01, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Asset-Backed Securities
Security Class Title	Senior Secured Deferred Fuel Cost Bonds
Amount Registered | shares	1,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 1,000,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 87.00
Offering Note	Estimated solely for the purpose of calculating the registration fee.